UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): September 10, 2007

ODYNE CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	333-130768	13-4050047
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

89 Cabot Court, Suite L
Hauppauge, New York		11788
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (631) 750-1010

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR  240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR  240.13e-4(c))

Item 4.01.	Changes in Registrant’s Certifying Accountant.

On September 10, 2007, Odyne Corporation (the “Company”) dismissed Marcum & Kliegman LLP (“Marcum”), as its independent registered public accounting firm. The reports of Marcum on the Company’s financial statements as of and for the fiscal year ended December 31, 2006 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal year ended December 31, 2006 and through the date hereof, there were no disagreements with Marcum on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Marcum’s satisfaction, would have caused Marcum to make reference to the subject matter of the disagreement in connection with its report on the Company’s financial statements for such year.

The Company provided Marcum with a copy of the disclosures it is making herein prior to the filing of this Current Report on Form 8-K with the U.S. Securities and Exchange Commission (SEC) and requested that Marcum furnish the Company with a letter addressed to the SEC stating whether Marcum agrees with the statements made by the Company herein and, if not, stating the respects in which it does not agree. Marcum’s letter, dated September 10, 2007, is attached as Exhibit 16.1 hereto and incorporated herein by reference.

Simultaneously with the dismissal of Marcum, the Company engaged Holtz Rubenstein Reminick LLP (“Holtz Rubenstein”) to act as its independent registered public accounting firm as successor to Marcum.

The Audit Committee of the Company’s Board of Directors approved the dismissal of Marcum and this action was ratified by the Company’s Board of Directors. The Audit Committee of the Company’s Board of Directors simultaneously approved the appointment of Holtz Rubenstein as the Company’s independent registered public accounting firm and this action was ratified by the Company’s Board of Directors.

As of June 30, 2006, Marcum had advised us that it identified certain deficiencies in our internal controls over financial reporting that constitute a “material weakness.” The material weakness principally relates to our having limited segregation of duties within our accounting department and the need for us to strengthen our expertise with respect to the application of complex accounting principles involving equity transactions and SEC reporting rules. These control deficiencies have not resulted in any misstatements in our financial statements.  Management has attempted to remedy these deficiencies by engaging outside consultants with the appropriate skills to address our ongoing accounting and finance needs.  We have authorized Marcum to respond fully to any inquiries of Holtz Rubenstein concerning the material weakness described above.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

16.1	Letter from Marcum & Kliegman LLP, dated September 10, 2007, to the U.S. Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ODYNE CORPORATION

Date: September 11, 2007	By:	/s/ Joshua A. Hauser
Joshua A. Hauser
President and Chief Operating Officer